                                                                   Exhibit 10.12


                         SUPPLEMENTAL INCOME AGREEMENT

AGREEMENT entered into as of the 1st day of October, 1989, between Haywood Savings and Loan, a domestic Corporation having its principal office in Waynesville, North Carolina, (hereinafter referred to as the Company) and Jack
T. Nichols (hereinafter referred to as the Employee).

WITNESSETH:

WHEREAS, the Employee has been an Employee of the Company since    6-20-66, and,
                                                                 ---------

WHEREAS the value of the Employee is such that assurance of his continued service is essential to the future growth and profits of the Company; and,

WHEREAS, the Company desires to retain the service of the Employee, and realizes that if the Employee were to terminate his employment it would suffer a substantial financial loss;

NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1.   Remuneration:  During the period of the Employee's employment with the
          ------------
          Company, the Company will pay the Employee for services to be rendered:

               A.  Cash amounts at rates and times mutually agreed upon; and,

               B. Additional amounts, payment of which will be deferred pursuant to the terms hereinafter set forth.

     2.   Retirement Benefit:  Upon the attainment of the first day of the month
          ------------------
          following the Employee's 65th birthday, the Company will commence to pay the Employee $770.09 monthly for a continuous period of fifteen years. Such initial monthly income shall be increased 5% for each additional full year of service of the employee, beginning after the first year from the date of this agreement, except that there will be no increases in benefits after the attainment of age 65. In the event the employee should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Company will pay or will continue to pay said installments to such beneficiaries as the Employee has directed by filing with the Company a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of eight percent per annum compounded interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

     3.   Death Benefit:  Should the Employee die prior to the attainment of the
          -------------
          first day of the month following his birthday, the Company (beginning at a date to be determined by the Company but within six months from the date of such death) will commence to pay $770.09 monthly for a continuous period of fifteen years to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. Such initial monthly income shall be increased 5% for each additional full year of service of the employee beginning after the first year from the date of this agreement, except that there will be no increases in benefits after the attainment of age 65. Irrespective of the above, however, if the Employee dies as a result of suicide within two years of the execution of this agreement, no death benefit shall be payable. In the event of the death of the last named beneficiary before any amount which remains unpaid at said death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

     4.   Termination of Employment:
          -------------------------

          If the Employee terminates his Employment for reasons other than death or the attainment of his 65th birthday, he or his beneficiary, as applicable, shall be entitled upon the attainment of his 65th birthday, or his prior death, to the retirement benefits stated in
          Section 2 of this Agreement multiplied by a fraction the numerator of which is the number of full years of employment of the employee to his termination date and the denominator of which is the number of full years of employment of the employee to his age 65.

     5.   Forfeiture Provisions:
          ---------------------

          A. During the period the retirement benefit is payable to the Employee under Section 2 of this Agreement, the Employee shall not engage in business activities in Haywood County, North Carolina, which are in competition with the Company without first obtaining the written consent of the Company.

          B. During the period the retirement payment is payable to the Employee under Section 2 of the Agreement, the Employee shall be available to render consulting services to the Company upon request by an officer of the Company, but such requests shall not be made more frequently than once each month. The Employee shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

          C. Payment of the retirement benefit under this Agreement may be terminated by the Company, if the Employee fails to comply with either of the conditions set forth in paragraph (A) and (B) of this Section 5.

     6.   General Provisions:
          ------------------

          A. Except as otherwise provided by this Agreement, it is agreed that neither the Employee, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable.

          B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Company to the Employee whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Company to discharge the Employee or restrict the right of the Employee to terminate his employment.

          C. The rights of the Employee under this Agreement and of any beneficiary of the Employee shall be solely those of an unsecured creditor of the Company. Any asset acquired by the Company in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Employee or his beneficiaries or to be considered security for the performances of the obligations of the Company but shall be, and remain, a general, unpledged, unrestricted asset of the Company.

          D. The Company hereby reserves the right to accelerate the payments specified in Section 2, 3 and 4 above without the consent of the employee, his estate, beneficiaries, or any other person claiming through or under him.

          E. The Company agrees that it will not merge or consolidate with any other Company or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Company or other organization shall expressly assume the rights and obligations of the Company herein set forth. The Company further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

          F. This agreement shall be binding upon and inure to the benefit of the parties, their respective legal representatives, and any "Successor" of the Company, which shall be deemed substituted for the Company under the terms of this Agreement. As used in this Agreement the term "Successor" shall include any person, firm, Corporation or other business entity which at anytime, whether by merger purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

          G. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

          H. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

IN WITNESS THEREOF, the Said Company has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its secretary, and the said Employee has hereunto set his hand and seal, all on the day and year first above written.


                                    By: /s/ Larry R. Ammons
                                       -------------------------------------


ATTEST:                                 /s/ Jack T. Nichols
                                       -------------------------------------
                                              The Employee



  /s/ Johnnie Sue Caldwell
 ---------------------------


WITNESS: /s/ Johnnie Sue Caldwell
        ---------------------------

                          BENEFICIARY DESIGNATION FORM

As Beneficiary to receive any death benefits payable on my behalf from Haywood Savings and Loan, I designate the following:


    NAME               DATE OF BIRTH           ADDRESS              RELATIONSHIP
 ---------             -------------           -------              ------------

PRIMARY:
--------

MaryLou Nichols         8/31/20      916 Dolan Rd. Waynesville, N.C.    Parent
--------------------  -------------  -------------------------------  ---------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CONTINGENT, If Any
-----------

Barbara N. Ruads                            Balaan Rd                   Sister
--------------------                      -------------               ---------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(Note: If more than one primary beneficiary is named, the benefit will be paid in equal shares to those living. Should the contingent beneficiaries be eligible to receive the benefits, such benefits will be paid in equal shares to such living contingent beneficiaries. If none of the designated beneficiaries are living at such time as the death benefit is payable, such benefit will be paid to the Executor or the Administrator of your Estate.)

Name of Spouse if not given above:_____________________________________________


  /s/ Johnnie Sue Caldwell                      /s/ Jack T. Nichols
 ---------------------------------             --------------------------------
 Witness                                        Signature of Employee



                                           1-26-90
                                     ------------------------------------------
                                              Date


Note: The original should be retained by the Company and one copy by the Employee.

                             ERISA CLAIMS PROCEDURE


CLAIMS PROCEDURE.    In accord with the Employee Retirement Income Security Act of 1974, the following claims procedure is hereby adopted by the Company as the claims procedure for this unfunded nonqualified deferred compensation plan; and, for the purpose of implementing such claims procedure (but not for any other purpose) Haywood Savings and Loan is hereby designated as the named fiduciary and plan administrator of this plan:

      a. Filing of a Claim for Benefits. A participant or beneficiary of the plan shall make a claim for the benefits provided by delivering a written request to the plan administrator.

      b. Notification to Claimant of Decision. If a claim is wholly or partially denied, notice of the decision, meeting the requirements of paragraph c following shall be furnished to the claimant within a reasonable period of time after receipt of the claim by the plan administrator.

      c. Content of Notice. The plan administrator shall provide to every claimant who is denied a claim for benefits written notice setting forth in a manner calculated to be understood by the claimant, the following:

              (1)   The specific reason or reasons for the denial;
              (2) Specific reference to pertinent plan provision on which the denial is based.

              (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why any such material or information is necessary; and,

              (4) An explanation of the plan's claim review procedure, as set forth in paragraphs d and e following.

      d. Review Procedure. The purpose of the review procedure, set forth in this paragraph and in paragraph e following, is to provide a procedure by which a claimant under the plan may have a reasonable opportunity to appeal a denial of a claim to the named fiduciary for a full and fair review. To accomplish that purpose, the claimant or his duly authorized representative:

              (1) May request a review upon written application to the plan administrator;
              (2)   May review pertinent plan documents; and
              (3)   May submit issues and comments in writing.

          A claimant (or his duly authorized representative) shall request a review by filing a written application for review with the plan administrator at any time within sixty (60) days after receipt by the claimant of written notice of the denial of his claim.

      e. Decision on Review. The decision on review of a denied claim shall be made in the following manner:

              (1) The decision on review shall be made by the plan administrator, who may in his discretion hold a hearing on the denied claim. The plan administrator shall make his decision promptly, and not later than sixty (60) days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review.

              (2) The decision on review shall be in writing and shall include specific reasons for the decisions, written in a manner calculated to be understood by the claimant, and specific references to the pertinent plan provisions on which the decision is based.

                   AMENDMENT TO SUPPLEMENTAL INCOME AGREEMENT

AMENDMENT entered into as of the    7th    day of October, 1994 between Haywood
                                 ---------       --------
Savings Bank, SSB (formerly Haywood Savings and Loan Association), a domestic Corporation having its principal office in Waynesville, North Carolina (hereinafter referred to as the Company) and Jack T. Nichols (hereinafter referred to as the Employee).

WITNESSETH:

WHEREAS the Employee entered into a Supplemental Income Agreement as of the 1/st/ day of October 1989 between Haywood Savings and Loan Association of Waynesville, North Carolina and Jack T. Nichols; and

WHEREAS Sections 2 of said agreement set forth certain monthly benefits to be paid upon the attainment of the Employee's 65/th/ Birthday and Section 3 of said agreement set forth certain monthly benefits to be paid (beginning at a date to be determined by the Company but within six months from the employee's death) should the Employee die prior to the attainment of the first day of the month following his 65/th/ birthday; and

WHEREAS the amount of the monthly benefit stated was incorrect in that it erroneously reflected the maximum benefit that would be provided if the Employee continued his employment to age 65 and received the yearly 5% benefit increases when it should have reflected the initial monthly benefit before any increases due to future years of employment; and

WHEREAS Section 5.G of said agreement provide that said agreement may be amended in whole or in part by a writing signed by both of the parties thereto; and

WHEREAS, it is in the desire of both parties to the agreement to correct this unintentional error by deleting the incorrect benefit amount of $770.09 monthly stipulated in Sections 2 and 3 and replacing it with the correct benefit amount of $336.00 monthly;

BE IT THEREFORE RESOLVED that the Supplemental Income Agreement be and is hereby amended by deleting the incorrect benefit amount of $770.09 monthly stipulated in Sections 2 and 3 and replacing it with the correct benefit amount of $336.00 monthly.

All other provisions of the agreement shall remain in full force and effect.

ATTEST:                                 Haywood Savings Bank, SSB
                              (formerly Haywood Savings and Loan Association)

  /s/ Johnnie Sue Caldwell              By: /s/ Larry R. Ammons
 -------------------------                 ------------------------------------
                                               President        (Seal)
WITNESS:
  /s/ Judy R. Ballinger                     /s/ Jack T. Nichols
 -------------------------                 ------------------------------------
                                               Employee         (Seal)

                        HAYWOOD SAVINGS BANK, INC., SSB
                         SUPPLEMENTAL INCOME AGREEMENT
                        _______________________________

                                 1998 Amendment
                        _______________________________

     WHEREAS, Haywood Savings Bank, Inc., SSB (the "Bank") entered into a Supplemental Income Agreement (the "SIA") dated October 1, 1989, with Jack T. Nichols (the "Employee"); and

     WHEREAS, the Bank's Board of Directors and the Employee have determined that it is in their respective best interests to amend the SIA in the manner set forth herein.

     NOW, THEREFORE, the SIA shall be amended as follows, pursuant to Section 6. G thereof:

     1. Section 6 of the SIA shall be amended by adding the following new paragraph I at the end thereof:

          I. Notwithstanding the provisions of paragraphs 2, 3, and 4 hereof, any benefits that are or become payable after the closing date of a Change in Control (as defined in the Bank's Retirement Plan for Non-Employee Directors) shall be paid in the manner selected by the Employee in a duly executed election in the form attached hereto as Exhibit "A"; provided that such an election will be honored and given effect only if it is properly made and delivered to the Bank more than 90 days before said closing date. Present value determinations, as well as interest accruals on present value sums that are paid in installments over a fixed period of years, shall be calculated at a rate equal to 120% of the applicable federal rate, compounded semiannually, as determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

               The Employee may specify, on the election form attached as Exhibit "A", the manner of payment to his beneficiary, and may at any time or from time to time change the identity or manner of payment to his beneficiary.

     2. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the SIA other than stated above.

Supplement Income Agreement
1998 Amendment
Page 2


     WHEREFORE, the undersigned hereby approve this 1998 Amendment to the SIA.

Date of Execution: 21 April, 1998
                   --------

ATTEST:                                 HAYWOOD SAVINGS BANK, INC., SSB



 /s/ Paul W. Trantham                   By /s/ William P. Burgin
----------------------------------        ------------------------------------
                                           Its Chairman of the Board


WITNESS:                                EMPLOYEE



 /s/ Larry R. Ammons                       /s/ Jack T. Nichols
----------------------------------        ------------------------------------